CERTAIN MATERIAL (INDICATED BY AN ASTERICK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        Direct Insite Corp. Confidential




                        Worldwide Invoices on-Line (IOL)


                                   Appendix A

                                Payments and Fees

                                       For

                             Ongoing Support (OGS) -
                         Invoice Processing, Archiving,
                            And Attachment Processing

                                        &

                         Non-Recurring Engineering (NRE)



                            Date: December 1st, 2008

File:  Appendix A Payments Fees December 30, 2004                    Page 1 of 7

                        Direct Insite Corp. Confidential


1.0  Payment Process

Buyer will pay Supplier certain amounts for the Invoice Applications, Deliverables, and Services, as described below. All amounts stated herein are in US Dollars. Buyer will pay to the Supplier certain amounts when corresponding milestones are achieved and accepted. Additional services if necessary must be approved in advance and in writing per the Buyers change request procedure. A purchase order will be issued and will serve as the work authorization for any such services. This Appendix applies to Invoice processing and archiving fees associated with final invoices generated by either the Invoice on Line (IOL) application or the Customer Presentable Invoice (CPI) systems. Other work scope such as NRE will be covered under a Separate Statement of Work (SOW) or Change Request (CR). The baseline for providing Ongoing Support Services (OGS) is the functionality supported by latest release of the Invoices on Line application for each geographic area.

2.0  Invoices  -  Ongoing  Support  (OGS),   Non-Recurring   Engineering   (NRE)
     (Releases, Change Requests) & Support.

The  Supplier  shall  provide  the Buyer with three  levels of  services.  These include: (1) OGS which is includes both invoice processing and invoice archiving, (2) NRE services which include application development and engineering changes, and (3) Support which includes providing technical diagnostic service associated with problem determination, isolation and resolution

2.1  Ongoing Support (OGS)

The scope of OGS includes both the processing of invoices based upon billing feeds provided by the Buyer to the Supplier; and archiving of processed invoices for periods of time of 13 months and the processing of attachments based upon attachment feeds provided by the Buyer to the Supplier.

2.1.1 Ongoing Support - Invoice Processing

The Supplier services related to invoice processing shall be invoiced to the Buyer according to the schedule defined in Table 1.0, or as otherwise specified, for the prior performance period's activity or agreed to minimum if applicable, in accordance with the pricing fee structure.










               THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK.






File:  Appendix A Payments Fees December 30, 2004                    Page 2 of 7

                        Direct Insite Corp. Confidential

          Performance  Performance                                     Payment
   Item   Period Start Period End  Proof of Performance  Invoice Date  Date         Amount
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     1      1-Jan-09    31-Jan-O9   Performance Period    31-Jan-02   31-Mar-09     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     2      1-Feb-09    28-Feb-09   Performance Period    28-Feb-05   29-Apr-O9     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     3      1-Mar-09    31-Mar-O9   Performance Period    31-Mar-O9   30-May-O9     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     3      1-Apr-09    30-Apr-O9   Performance Period    30-Apr-O9   29-Jun-09     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     5      1-May-O2    31-May-O9   Performance Period    31-May-O9   30-Jul-O9     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     6      1-Jun-09    30-Jun-O9   Performance Period    30-Jun-O9   29-Aug-09     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     7      1-Jul-O9    31-Jul-O9   Performance Period    31-Jul-O9   29-Sep-O9     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     8     1-Aug-09     31-Aug-O9   Performance Period    31-Auq-09   30-Oct-O9     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
     9     1-Sep-O9     30-Sep-O9   Performance Period    30-Sep-O9   29-Nov-09     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
    10    1-Oct-O9      31-Oct-O9   Performance Period    31-Oct-O9   30-Dec-09     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
    11    1-Nov-09      30-Nov-09   Performance Period    30-Nov-09   29-Jan-10     $(*)
 -------------------------------------------------------------------------------------------
                                    TCR/DSR reports and
                                    SLA measurements for
    12    1-Dec-O9      31-Dec-O9   Performance Period    31-Dec-O9   28-Feb-10     $(*)
 -------------------------------------------------------------------------------------------
   Total                                                                            $(*)
 -------------------------------------------------------------------------------------------

               Table 1.0 2008 OGS Milestones and Fee Structure OGS

An invoice from the Supplier shall be considered valid if the invoice and all necessary supporting information, identified below, are provided to the Buyer corresponding to an authorized work order. Buyer may reject any invoices received that do not contain all required support information. The Buyer shall issue a "purchase order" for such services. The Buyer shall pay all valid invoices (*) calendar days from receipt of such invoice as defined in Table 1.0. Invoices shall be submitted to Buyer electronically using either traditional EDI transmission, Buyer's Forms Exchange service, or as directed by the Buyer. Supplier shall direct all invoice status inquiries to Buyer's Accounts Payable Customer Service Center. If exception is taken, immediately contact Buyer's Business Coordinator listed in Section 9.0 of this document.

Invoice Support Information

     A)   The number of processing transactions during the performance period,
     B)   The  cumulative  number of archived  invoices (as defined in paragraph
          4.0 of this document).
     C) The "Preload" of historical or previously viewed invoices - where applicable; D) The number of payment processing transactions during

File:  Appendix A Payments Fees December 30, 2004                    Page 3 of 7

                        Direct Insite Corp. Confidential

          the performance period where applicable. E) Any pre-approved miscellaneous charges with appropriate receipts. F) Invoice processing transactions & payment processing transactions collectively ("Transactions")

2.1.2 Ongoing Support - Invoice Archiving

The Supplier shall archive invoices originating in all countries for a period of 13 months post the month in which the invoice is processed and presented. The fee for archiving services is included in the monthly processing fee included in Table 1.0 above.

2.1.2 Ongoing Support - Attachments

An attachment shall be defined as any document received from the Buyer via a specified feed that conforms to the format and size as defined in the most recent IOL Functional Specification. Attachments shall be presented and archived according to the same business rules as apply to the associated invoice. The OGS fee shall be the same as applies to Buyers Customer Presentable Invoice.

2.1.3 Percentage Increase - Volumes

In the event that the invoice volumes, attachments, e-payments or archiving in 2009 exceed the volumes of 2008 by (*) or more the parties agree to interlock and mutually adjust pricing in the 2009 Appendix A Payments and Fees for OGS.


2.1.3 Security Standard

The Supplier will adhere to the PCI DSS (Payment Card Industry Data Security Standard) requirements and by signing this agreement the Supplier accepts that they are responsible for the security of the cardholder data they possess.

2.2 Non-recurring engineering (NRE) services

For   NRE   charges,    Releases    which   are   defined   as   projects   over
(*) dollars) will be paid according to the following milestones:


     Plan Phase Exit                25%
     Development Phase Exit         50%
     Move to Production    25%


For NRE charges that are less than $(*) dollars), payment will be made in full upon a mutually agreed to milestone that shall be documented as part of the Non-recurring engineering estimate provided by the Supplier to the Buyer. If the Buyer authorizes a non-recurring engineering work and subsequently terminates the activity prior to the final milestone, then the Buyer and Supplier shall enter into a good faith negotiation to determine the appropriate termination fees.

Support is provided by the Supplier as a "For-Fee" service. Level 1 Support is defined as basic support and contact between the end-user and the provider and includes problem identification and recording for reporting purposes. Level 2 Support is defined as system level problem determination where the resulting sub system as having the problem is other than IOL. Level 3 Support is defined as a

File:  Appendix A Payments Fees December 30, 2004                    Page 4 of 7

                        Direct Insite Corp. Confidential

Supplier responsible trouble ticket being logged against the IOL application, the resulting problem resolution shall be the responsibility of the Supplier's Customer Support Team. Level 3 Support is provided under this SOW at no cost to the Buyer. Level 1 & Level 2 Support shall be provided to the Buyer upon request at the rate of (*) per hour.

3.0      Types of Users
There are nine general categories of users:

     -------------------------------------------------------------------------------------------------
                                                                                     Applicable
        Item    Category          Customer/Employee    Rights and Privileges         Geography
     -------------------------------------------------------------------------------------------------
                                                       Customer  Allowed to view
                                                       invoices  based  on there
         1      Invoice User      Customer             approved customer numbers     IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       Employee with access
         2      Invoice Viewer    Employee             to some customer numbers      OL WW/CPI only
     -------------------------------------------------------------------------------------------------
               Invoice Viewer                          Employee allowed to
         3     All Accounts                            look at all invoices
               Employee           Employee
     -------------------------------------------------------------------------------------------------
                                                       Employee allowed to look
                                                       at all invoices. Also,
                                                       has access to preliminary
                                                       bills. Can manipulate
                                                       preliminary bills
                                                       including rollup, sort order,
                                                       hold/release/issues and
                                                       hide any "problem" final
         4      Project Manager   Employee             invoice.                      IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       Services Customer Support
                                                       Representatives. Assists
                                                       Project Managers in
                                                       assuring all attachments
                                                       are available on final
                                                       invoices.
                                                       Performs entitlement
         5      Services CSR      Employee             functions.                    IOLVVW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       Customer Support
                                                       Representative -
                                                       performs entitlement
         6      CSR               Employee             functions                     IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       AR  employee   with  billing
                                                       responsibility  has a number
                                                       of CSR  assigned to the
                                                       same set of customers.
                                  Employee             Responsible for billing
         7      Coordinator                            inquiry resolutions.          IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       Customer Support
                                                       On-Line - Main support
                                                       for Employees and
         8      CSOL              Employee             customers.                    IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                                                       Has application
                                                       responsibility.  Can
                                                       manage all the  settings
         9      Application Owner Employee             within the Website.           IOL WW/CPI only
     -------------------------------------------------------------------------------------------------
                            Table 2.0 User Categories

4.0      Elements of Ongoing Support (OGS) Fee Structure

Summary of Fee Schedule: During calendar year 2009, the Fee Schedule defined in Table 1.0 shall apply with the defined Fee Structure and Terms and Conditions. The specific Transaction and Archiving fee structure, start and end of the performance periods, metrics to be used to verify delivery of service, invoice dates and payments dates shall be as defined in Table 1.0. As consideration for the 2009 Statement of Work (SOW) extension the monthly payment schedule the monthly fee shall be $(*) dollars) for a total annual payment and fee of $(*) dollars).

During the calendar year 2009 the Supplier shall archive all processed entitled and unentitled invoices for a period of thirteen (13) months.

The Buyer shall use the Supplier provided Monthly Invoice Report (MIR) and/or entitled user report, or, if requested, the Supplier shall quarterly provide the

File:  Appendix A Payments Fees December 30, 2004                    Page 5 of 7

                        Direct Insite Corp. Confidential

Buyer with a list of entitled and un-entitled customers numbers such that the Buyer can "filter" or remove un-entitled invoices from the feeds provided to the Supplier so that volumes of invoices do not reach the penalty.

Inconsideration of the above fee reductions and the adjustments to the Service Level Agreements stated in the Statement of Work, in the event an SLA penalty becomes applicable, the basis for the penalty shall be the penalty percentage minus the effective discount fee of (*) discount and (*) "buffer").

---------- ---------------------------- ---------------------- -------------------------------------------------
Item       Schedule Description         Fee Per Event          Terms and Conditions
---------- ---------------------------- ---------------------- -------------------------------------------------
                                                               a. "Invoice Presented" is defined as any
                                                               invoice received from any feed,
                                                               processed by the IOL system or final
                                                               invoice processed by the CPI system and made
         EBP&P Final Invoice          Fee Schedule as          available for viewing to any types of
  1      Presentment                  stated in Table 1.0      entitled or non-entitled user.
                                                               b. "PDF" form of invoice not greater than 2000
                                                               pages and an average PDF pages size of 25 pages
                                                               c. Sources of Invoice Data will be as per the set
                                                               of feeds from US, EMEA, Mexico, Latin America,
                                                               Asia Pacific and Canada as of January 1, 2009.
                                                               d. Monthly Invoice Processing volumes not to
                                                               exceed the quantity indicated in Table 4.0.
---------- ---------------------------- ---------------------- -------------------------------------------------

      Table 3.0 Payments and Fees - Fee Structure and Terms and Conditions

5.0  Travel Expense Guidelines:

Buyer will reimburse Supplier for travel expenses, provided they are incurred in the performance of this Agreement and with Buyer's prior written approval and in accordance with the IBM Travel policy. The Buyer shall take such actions as necessary for the Supplier to qualify for the Buyer rates through Buyer's corporate travel agency.

6.0  Quarterly Ongoing Planning

During calendar 2009, the Buyer and the Seller shall communicate each quarter, or other referenced period, for the term of this agreement for the purpose of confirming the outlook for invoice presentment and archiving volumes for the subsequent two quarters.

7.0      Document Precedence

During calendar year 2009, the parties agree to the payments, fees, and associated terms and conditions defined in this document as such shall apply to IOL or Archiving. Such Payments, Fees and Terms shall take precedence over any other pre-existing IOL Statements of Work or related work authorizations. The payments, fees and terms and conditions of this document do not apply to other work scope being performed by the Supplier for the Buyer including the Customer Presentable Invoice (CPI) pre-bill review and attachment presentation and archiving and processing applications.

File:  Appendix A Payments Fees December 30, 2004                    Page 6 of 7

                        Direct Insite Corp. Confidential

8.0  Term and Termination

Should the Supplier elect to terminate with or without cause the processing of the IOL invoices using the Deliverables prior to 12/31/2009, the Supplier must provide the Buyer's contact point with ninety-day (90) written notice. During that ninety-day (90) day period both parties will negotiate in good faith any potential termination fee. This fee will be limited to (*) during the period of 1/1/2009 to 12/31/2009.

9.0  Business Coordination Contacts:

The contact point for the Buyer shall be:
Carol Ingles Roth
cingles@us.ibm.com
IOL WW Application Owner
One Mack Drive.
Mack Centre II
Paramus, New Jersey 07652
877-279-9313

The contact for the Supplier shall be:
Matthew E. Oakes
(matthew.oakes@directinsite.com)
Chief Operating Officer
Direct Insite Corp.
80 Orville Drive
Bohemia, NY 11716
631-244-1500

11.0 Signatures

ACCEPTED AND AGREED TO:                      ACCEPTED AND AGREED TO:
International Business Machines Corporation  Direct Insite Corporation

By:                                          By:
-------------------------------------------  -----------------------------------
Buyer Signature  Date:                       Supplier Signature  Date:
Jerry Cooper                                 Matthew Ettinger Oakes

-------------------------------------------  -----------------------------------
Printed Name                                 Printed Name
Procurement Professional - N                 Chief Operating Officer

-------------------------------------------  -----------------------------------
Title & Organization                         Title & Organization
                                             Direct Insite Corp.

-------------------------------------------  -----------------------------------
Buyer Address:                               Supplier Address:
1701 North Street                            80 Orville Drive
Endicott, NY  13760                          Bohemia, NY  11716
                                             USA



File:  Appendix A Payments Fees December 30, 2004                    Page 7 of 7